PRECIDIAN ETFs TRUST

argenx SE ADRhedged™ (ARGH)

Arm Holdings PLC ADRhedged™ (ARMH)

ASE Technologies Holding Co. Ltd. ADRhedged™ (ASXH)

ASML Holding NV ADRhedged™ (ASMH)

Barclays PLC ADRhedged™ (BCSH)

Haleon plc ADRhedged™ (HLNH)

Honda Motor Co. Ltd. ADRhedged™ (HMCH)

ING Groep NV ADRhedged™ (INGH)

Lloyds Banking Group plc ADRhedged™ (LYGH)

Mizuho Financial Group Inc. ADRhedged™ (MFGH)

National Grid plc ADRhedged™ (NGGH)

Rio Tinto plc ADRhedged™ (RIOH)

Silicon Motion Technology Corp. ADRhedged™ (SIMH)

Sony Group Corp. ADRhedged™ (SONH)

STMicroelectronics NV ADRhedged™ (STHH)

Taiwan Semiconductor Manufacturing Co. Ltd. ADRhedged™ (TSMH)

Unilever PLC ADRhedged™ (ULVH)

United Microelectronics Corp. ADRhedged™ UMCH)

(the “Series”)

Supplement dated April 16, 2025
To the Prospectus and Statement of Additional Information (“SAI”)
dated January 14, 2025
(as may be supplemented from time to time)

Effective April 23, 2025, the Series will be listed on the NYSE Arca as the principal listing exchange. Accordingly, any and all references to Cboe BZX Exchange, Inc. in the Series Prospectus and SAI are hereby deleted and replaced with NYSE Arca.

*        *        *        *        *

If you have questions or need assistance, please contact your financial advisor directly or the Series toll-free at 844-954-5333.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Series toll-free at 844-954-5333.